Exhibit 32.1
CERTIFICATION
Each of the undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.
The Annual Report on Form 10-K of American Woodmark Corporation (the "Company") for the annual period ended April 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 28, 2019	/s/ S. CARY DUNSTON
S. Cary Dunston
Chairman and Chief Executive Officer
(Principal Executive Officer)

Date: June 28, 2019	/s/ M. SCOTT CULBRETH
M. Scott Culbreth
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)